SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 30, 2003
Date of Report (Date of Earliest Event Reported)

SEQUOIA MORTGAGE FUNDING CORPORATION
(as Depositor of Sequoia Mortgage Funding Company 2002-A, the Issuer of Collateralized MBS
Funding Bonds, Series 2002-A, under an Indenture dated as of April 1, 2002)

SEQUOIA MORTGAGE FUNDING CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-22681	91-1771827

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

591 Redwood Highway, Suite 3120, Mill Valley, CA 94941 (Address of Principal Executive Offices)

(415) 381-1765 (Registrant’s Telephone Number, Including Area Code)

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT
Item 5. Other Events
Item 7(c). Exhibits
SIGNATURE
EXHIBIT INDEX
Exhibit 10.1

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.	Other Events

Sequoia Mortgage Funding Corporation has previously registered the offer and sale of Collateralized MBS
Funding Bonds, Series 2002-A issued by Sequoia Mortgage Funding Company 2002-A (the “Bonds”).

The following exhibit which relates specifically to the Bonds is included with this Current Report:

Item 7(c).	Exhibits

	10.1	Monthly Payment Date Statement relating to the distribution to Bondholders, May 30, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 9, 2003

SEQUOIA MORTGAGE FUNDING
CORPORATION

By:	/s/ Harold F. Zagunis

Harold F. Zagunis
Chief Financial Officer, Treasurer
and Secretary

EXHIBIT INDEX

Exhibit Number		Page Number

10.1	Monthly Payment Date Statement relating to the distribution to Bondholders, May 30, 2003	5